UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2016, Causeway International Small Cap Fund’s (the “Fund’s”) Institutional Class returned 10.29% and Investor Class returned 10.08%, compared to 13.79% for the MSCI All Country World ex USA Small Cap Index (Gross) (“Index”). Since the Fund’s inception on October 20, 2014, its average annual total returns are 5.81% for the Institutional Class and 5.60% for the Investor Class compared to the Index’s average annual total return of 6.14%. At fiscal year-end, the Fund had net assets of $9.2 million.

Performance Review

As the CBOE Volatility Index (VIX) remained subdued, the risk aversion environment remained positive for international small capitalization stocks, which posted positive performance during the fiscal year. Every sector in the Index finished the period in positive territory, punctuated by the strongest performance from the materials, consumer staples, and health care sectors. While still positive, the weakest performance came from the telecommunication services, energy, and financials sectors. Over the past year, smaller capitalization equities outperformed larger capitalization equities in developed markets while underperforming in emerging markets.

To evaluate stocks in our investable universe, our multi-factor quantitative model employs four broad factor categories: valuation, earnings growth, technical indicators, and quality. Factor performance was mixed during the fiscal year, with valuation leading the way as the strongest performing factor. Financial strength or “quality” also delivered strong positive performance, reflecting investors’ preference for companies with strong balance sheets. Offsetting some of this positive performance was weakness from our technical indicators. While price momentum delivered weak predictive power this period, it has been a positive contributor since the inception of the Fund. Lastly, our earnings growth factor delivered slightly positive performance over the period and continues to be the strongest performing factor since the strategy’s inception.

Despite the relatively positive performance of our factors, the Fund’s underperformance was due in large part to weak performance from some of our highest conviction (or highest weight) stocks within the Fund. Fund holdings in the consumer discretionary, consumer staples, and information technology sectors detracted the most from the Fund’s return relative to the Index. However, holdings in the materials, financials, and health care sectors offset some of that underperformance. The largest detractor from relative performance was newspaper & magazine publisher, Trinity Mirror Plc (United Kingdom). Additional top detractors included home builder, Bellway Plc (United Kingdom), pharmaceutical manufacturer, Towa Pharmaceutical Co., Ltd. (Japan), real estate investment company, Immobiliare Grande Distribuzione SpA (Italy), and infrastructure construction company, Astaldi SpA (Italy). The largest contributor to relative performance was gold exploration company, Evolution Mining (Australia). Additional top contributors included gold miner, Harmony Gold Mining Co. Ltd. (South Africa), commercial bank, PT Bank Pembangunan Daerah Jawa Barat dan Banten T (Indonesia), integrated shipping & logistics company, DFDS A/S (Denmark), and energy services provider, Aker ASA (Norway).

2	Causeway International Small Cap Fund

Significant Portfolio Changes

At the country level, over the past year the Fund increased its active position relative to the Index in Australia, Canada and Hong Kong, while reducing exposure in the United Kingdom, New Zealand and Sweden. From a sector perspective, the largest increases to the Fund’s active weights (portfolio weight minus Index weight) came in the materials and energy sectors, while the Fund reduced its active weight in the health care and industrials sectors.

Significant purchases this period, all of which represented new purchases for the Fund, included medical testing services provider, BML, Inc. (Japan), banking & financial services company, BGEO Group Plc (United Kingdom), and computer peripherals, supplies, & accessories manufacturer, Elecom Co., Ltd (Japan). Significant sales for the fiscal year all reflected securities which were exited in their entirety: namely alternative investment manager, Man Group Plc (United Kingdom), rubber glove manufacturer, Top Glove Corp. Bhd. (Malaysia), and biopharmaceutical equipment manufacturer, Sartorius Stedim Biotech SA (France).

Investment Outlook

During the fiscal year, smaller capitalization equities outperformed their larger capitalization peers in the broader ACWI ex U.S. Index, primarily due to the outperformance of smaller capitalization companies located in developed countries in the ACWI ex U.S. Index. In tandem with this trend, we saw emerging markets outperform developed markets overall, led by larger capitalization emerging markets stocks. This outperformance was primarily attributed to where the assets flowed in emerging markets – namely those stocks which hovered closer to the upper bound of the market capitalization spectrum. Consequently, smaller capitalization stocks in emerging markets lagged those larger capitalization stocks by a fairly significant margin in the fiscal year. Nevertheless, both valuations and earnings growth expectations remain compelling for the asset class as a whole and we believe that an eventual reversion to the mean for those underperforming smaller capitalization stocks in emerging markets should bolster performance for the Fund.

Causeway International Small Cap Fund	3

We thank you for your continued confidence in Causeway International Small Cap Fund, and look forward to serving you in the future.

September 30, 2016

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies involve additional risks and typically exhibit higher volatility. Diversification does not prevent all investment losses.

4	Causeway International Small Cap Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Small Cap Fund, Investor Class shares versus the MSCI ACWI ex USA Small Cap Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

*The inception date of Causeway International Small Cap Fund was October 20, 2014. The MSCI ACWI ex USA Small Cap Index (Gross) inception to date return is from October 20, 2014.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers. In the absence of such fee waivers, total return would have been reduced. The contractual expense limits are in effect until January 31, 2017. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the period ended September 30, 2016, the Fund’s annualized gross ratios of expenses in relation to net assets were 3.42% and 3.68% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.30% and 1.55% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI ACWI ex USA Small Cap Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capital stocks in developed and emerging markets, excluding the US market, consisting of 45 country indices. The index covers approximately 14% of the free float adjusted market capitalization in each country. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Small Cap Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
COMMON STOCK
Australia — 8.7%
BlueScope Steel Ltd.	23,006	$137
CSR Ltd.	15,380	43
Downer EDI Ltd.	39,759	165
Evolution Mining Ltd.	90,035	171
Metals X Ltd.[1]	27,193	32
Mineral Resources Ltd.	5,394	46
Monadelphous Group Ltd.	4,137	29
Regis Resources Ltd.	31,752	93
Sigma Pharmaceuticals Ltd.	48,175	52
Southern Cross Media Group Ltd.	22,636	26

		794

Austria — 0.3%
UNIQA Insurance Group AG	3,552	23

Belgium — 0.9%
AGFA-Gevaert NV1	25,197	79

Canada — 8.9%
AGF Management Ltd., Class B	38,200	147
Bird Construction Inc.	4,600	40
Dream Global Real Estate Investment Trust[2]	3,709	25
Dream Industrial Real Estate Investment Trust[2]	8,000	48
Medical Facilities Corp.	2,000	33
Morguard Real Estate Investment Trust[2]	2,300	28
Norbord Inc.	1,400	36
Rogers Sugar Inc.	6,900	35
Sleep Country Canada Holdings Inc.	4,000	95
Transcontinental Inc., Class A	11,300	152
Yellow Pages Ltd.[1]	11,600	181

		820

The accompanying notes are an integral part of the financial statements.

6	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
China — 8.6%
Agile Property Holdings Ltd.	54,000	$31
CIFI Holdings Group Co. Ltd.	182,000	57
Hisense Kelon Electrical Holdings Co. Ltd., Class A	33,000	31
Huangshan Tourism Development Co. Ltd., Class B	30,000	45
K Wah International Holdings Ltd.	44,000	24
Lao Feng Xiang Co. Ltd., Class B	36,752	130
Shanghai Diesel Engine Co. Ltd., Class B	33,400	30
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	28,000	45
Shanghai Mechanical and Electrical Industry Ltd., Class B	10,800	23
Skyworth Digital Holdings Ltd.	108,000	78
Texhong Textile Group Ltd.	94,000	126
Yuzhou Properties Co. Ltd.	389,000	145
Zhongsheng Group Holdings Ltd.	24,500	23

		788

Denmark — 1.9%
DFDS A/S	3,432	174

Germany — 2.6%
Deutsche Beteiligungs AG	5,455	181
Deutz AG	7,111	36
Wuestenrot & Wuerttembergische AG	1,176	24

		241

Greece — 0.8%
Motor Oil Hellas Corinth Refineries S.A.	6,564	74

Hong Kong — 2.2%
IGG Inc.	98,000	66
Truly International Holdings Ltd.	340,000	139

		205

Indonesia — 3.4%
Bank Pembangunan Daerah Jawa Barat Dan Banten	1,192,600	148

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
Indonesia — (continued)
Indo Tambangraya Megah	162,800	$136
Tambang Batubara Bukit Asam Persero	41,500	31

		315

Italy — 4.6%
Astaldi SpA	19,491	74
ASTM SpA	12,648	138
DiaSorin SpA	508	33
Immobiliare Grande Distribuzione SIIQ SpA[2]	178,088	134
Societa Cattolica di Assicurazioni SCRL	7,778	43

		422

Japan — 17.4%
Arcs Co. Ltd.	2,800	70
BML Inc.	7,000	184
CONEXIO Corp.	3,000	41
Daiho Corp.	22,000	122
DTS Corp.	1,200	27
EDION Corp.	4,700	40
Elecom Co. Ltd.	7,700	168
Foster Electric Co. Ltd.	1,800	33
Geo Holdings Corp.	7,500	97
Godo Steel Ltd.	1,300	23
Haseko Corp.	11,000	106
Itoham Yonekyu Holdings Inc.[1]	2,400	25
Kumagai Gumi Co. Ltd.	26,000	67
Kyowa Exeo Corp.	1,800	26
Matsumotokiyoshi Holdings Co. Ltd.	500	26
Melco Holdings Inc.	5,100	124
Sojitz Corp.	12,900	33
Sumitomo Forestry Co. Ltd.	5,400	72
Takuma Co. Ltd.	3,000	28
Toho Holdings Co. Ltd.	7,600	162

The accompanying notes are an integral part of the financial statements.

8	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
Japan — (continued)
Toshiba Machine Co. Ltd.	7,000	$24
UKC Holdings Corp.	2,000	33
Unipres Corp.	1,600	28
Yuasa Trading Co. Ltd.	1,800	41

		1,600

Mexico — 1.7%
Macquarie Mexico Real Estate Management SA de CV1,2	129,300	158

Netherlands — 0.4%
BE Semiconductor Industries NV	1,072	37

New Zealand — 0.5%
Air New Zealand Ltd.	32,269	44

Norway — 3.4%
Aker ASA, Class A	5,258	181
Salmar ASA	4,133	127

		308

Philippines — 0.2%
Cebu Air Inc.	8,740	20

Singapore — 1.3%
Yanlord Land Group Ltd.	116,800	120

South Africa — 1.5%
Sibanye Gold Ltd.	38,427	137

South Korea — 6.1%
Daeduck GDS Co. Ltd.	3,132	35
Hyundai Securities Co.	3,891	25
Korea Petrochemical Industries Co. Ltd.	883	173
Korean Reinsurance Co.	12,584	133
LS Corp.	624	33
Poongsan Corp.	842	26
Tongyang Life Insurance	12,748	132

		557

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
Spain — 1.2%
Corp. Financiera Alba SA	2,519	$106

Sweden — 4.0%
Axfood AB	2,358	42
Bilia AB, Class A	7,053	174
KappAhl AB	30,123	153

		369

Taiwan — 2.3%
Coretronic Corp.	58,400	64
Elitegroup Computer Systems Co. Ltd.	146,000	61
Primax Electronics Ltd.	39,000	57
Taiwan Surface Mounting Technology Co. Ltd.	30,450	26

		208

Thailand — 1.9%
Bangchak Petroleum PCL	33,600	30
Thai Vegetable Oil PCL	167,500	147

		177

Turkey — 0.2%
Cimsa Cimento Sanayi VE Ticaret AS	4,420	22

United Kingdom — 8.1%
BGEO Group PLC	4,648	175
Centamin PLC	34,442	66
Debenhams PLC	40,289	29
Evraz PLC	41,882	88
Greggs PLC	5,187	68
Indivior PLC	41,037	163
Lookers PLC	22,204	33
Northgate PLC	6,286	35

The accompanying notes are an integral part of the financial statements.

10	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2016

Causeway International Small Cap Fund	Number of Shares	Value
United Kingdom — (continued)
Trinity Mirror PLC	76,754	$91

		748

Total Common Stock
(Cost $8,078) — 93.1%		8,546

EXCHANGE TRADED FUNDS
VanEck Vectors India Small-Capital Index ETF	6,800	316
Vanguard FTSE All-World ex-US Small-Cap ETF	2,000	199

Total Exchange Traded Funds
(Cost $452) — 5.6%		515

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.204%**	104,401	104

Total Short-Term Investment
(Cost $104) — 1.1%		104

Total Investments — 99.8%
(Cost $8,634)		9,165

Other Assets in Excess of Liabilities — 0.2%		16

Net Assets — 100.0%		$9,181

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
1	Non-income producing security.
2	Real Estate Investment Trust.
ETF	Exchange Traded Fund
FTSE	Financial Times London Stock Exchange

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	11

SECTOR DIVERSIFICATION

As of September 30, 2016, the sector diversification was as follows (Unaudited):

Causeway International Small Cap Fund	% of Net Assets

Consumer Discretionary	17.3%

Industrials	14.0

Materials	12.6

Financials	11.2

Health Care	9.7

Information Technology	9.5

Real Estate	8.4

Consumer Staples	5.9

Energy	3.0

Utilities	1.5

Total	93.1

Exchange Traded Funds	5.6

Short-Term Investment	1.1

Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

12	Causeway International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL SMALL CAP FUND

9/30/16
ASSETS:
Investments at Value (Cost $8,634)	$9,165
Foreign Currency (Cost $1)	1
Prepaid Expenses	21
Receivable for Dividends	19
Receivable Due from Adviser	10
Receivable for Tax Reclaims	9

Total Assets	9,225

LIABILITIES:
Payable Due to Administrator	2
Other Accrued Expenses	42

Total Liabilities	44

Net Assets	$9,181

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$8,618
Undistributed Net Investment Income	184
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(152)
Net Unrealized Appreciation on Investments	531

Net Assets	$9,181

Net Asset Value Per Share (based on net assets of $8,794,951 ÷ 806,310 shares) — Institutional Class	$10.91

Net Asset Value Per Share (based on net assets of $386,202 ÷ 35,437 shares)—Investor Class	$10.90

*	Except for Net Asset Value per share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	13

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

10/01/15 to 9/30/16
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $31)	$304

Total Investment Income	304

EXPENSES:
Investment Advisory Fees	91
Registration Fees	61
Transfer Agent Fees	55
Custodian Fees	38
Professional Fees	31
Administration Fees	20
Printing Fees	10
Pricing Fees	2
Shareholder Service Fees — Investor Class	1
Line of Credit	1
Other Fees	2

Total Expenses	312

Waiver of Investment Advisory Fees	(91)
Reimbursement of Other Expenses	(102)

Total Waiver and Reimbursement	(193)

Net Expenses	119

Net Investment Income	185

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(54)
Net Realized Loss from Foreign Currency Transactions	(10)
Net Change in Unrealized Appreciation on Investments	863
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	3

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	802

Net Increase in Net Assets Resulting from Operations	$987

The accompanying notes are an integral part of the financial statements.

14	Causeway International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL SMALL CAP FUND

	10/01/15 to 9/30/16	10/20/14* to 9/30/15
OPERATIONS:
Net Investment Income	$185	$174
Net Realized Loss on Investments	(54)	(63)
Net Realized Loss from Foreign Currency Transactions	(10)	(8)
Net Change in Unrealized Appreciation (Depreciation) on Investments	863	(332)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	3	(3)

Net Increase (Decrease) in Net Assets Resulting From Operations	987	(232)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(181)	—
Investor Class	(11)	—

Total Dividends from Net Investment Income	(192)	—

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(932)	9,549
Redemption Fees(2)	1	—

Total Increase (Decrease) in Net Assets	(136)	9,317

NET ASSETS:
Beginning of Year or Period	9,317	—

End of Year or Period	$9,181	$9,317

Undistributed Net Investment Income	$184	$168

*	Commencement of operations.
(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	15

FINANCIAL HIGHLIGHTS

For the Year or Period Ended September 30

For a Share Outstanding Throughout the Fiscal Year or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway International Small Cap Fund†
Institutional
2016	10.12	0.21	0.82	1.03	(0.24)	—	(0.24)	—
2015(1)(2)	10.00	0.23	(0.11)	0.12	—	—	—	—
Investor
2016	10.10	0.16	0.82	0.98	(0.21)	—	(0.21)	0.03
2015(1)(2)	10.00	0.23	(0.13)	0.10	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on October 20, 2014.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0 unless otherwise footnoted.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Small Cap Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.91	10.29	8,795	1.30	3.42	2.05	108
10.12	1.20	8,663	1.30	3.40	2.30	76

10.90	10.08	386	1.55	3.68	1.51	108
10.10	1.00	654	1.55	3.64	2.30	76

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	17

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Small Cap Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 20, 2014. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee determines the value after taking into consideration

18	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2016:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3 (000)	Total (000)
Common Stock
Australia	$—	$794	$—	$794
Austria	—	23	—	23
Belgium	—	79	—	79
Canada	820	—	—	820
China	—	788	—	788
Denmark	—	174	—	174
Germany	—	241	—	241
Greece	—	74	—	74
Hong Kong	—	205	—	205
Indonesia	—	315	—	315
Italy	—	422	—	422
Japan	—	1,600	—	1,600
Mexico	158	—	—	158
Netherlands	—	37	—	37
New Zealand	—	44	—	44
Norway	—	308	—	308
Philippines	—	20	—	20
Singapore	—	120	—	120
South Africa	—	137	—	137
South Korea	—	557	—	557
Spain	—	106	—	106
Sweden	—	369	—	369
Taiwan	—	208	—	208
Thailand	—	177	—	177
Turkey	—	22	—	22
United Kingdom	243	505	—	748

Total Common Stock	1,221	7,325	—	8,546

Exchange Traded Funds	515	—	—	515

Short-Term Investment	104	—	—	104

Total Investments in Securities	$1,840	$7,325	$—	$9,165

Causeway International Small Cap Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $174 (000), which represented 1.9% of the net assets of the Fund, transferred at period end from Level 1 to Level 2 since the prior fiscal year end, primarily due to significant market movements following the close of local trading and securities with a value of $68 (000), which represented 0.7% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities that were Level 1 at the beginning of the period and were not at the end of the period, and vice versa.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2016, no securities transferred to Level 3. Transfers between levels are recognized at period end.

For the fiscal year ended September 30, 2016, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (e.g., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs

20	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2016, the Investor Class retained $1,419 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee

Causeway International Small Cap Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2017 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.30% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2016, the Adviser waived its entire advisory fee of $91,229 and reimbursed expenses of $101,510. The expense reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2016, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Trust for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2016, approximately $6.095 million of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2016, for the Fund were as follows:

Purchases (000)	Sales (000)
$9.767	$10,808

5.	Risks of Foreign and Small Cap Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments. Investments in smaller companies involve additional risks and typically exhibit higher volatility.

The Fund invests a significant portion of its assets in the securities of smaller capitalization companies. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments

22	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to real estate investment trust, realized losses on foreign currency transactions and gains on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2016.

Undistributed Net Investment Income	Accumulated Net Realized Gain
$23	$(23)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Total
2016	$192	$192
2015	—	—

Causeway International Small Cap Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2016, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$200
Capital Loss Carryforwards	(56)
Unrealized Appreciation	514
Post October Losses	(95)

Total Distributable Earnings	$563

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows:

Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
$56	$—	$56

For the fiscal year ended September 30, 2016, the Fund used $9 (000) in capital loss carryforwards.

At September 30, 2016, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$8,651	$1,126	$(612)	$514

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2016		Fiscal Year Ended September 30, 2015*
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	123	$1,185	856	$8,903
Shares Issued in Reinvestment of Dividends and Distributions	17	181	—	—
Shares Redeemed	(190)	(1,995)	—	(4)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(50)	(629)	856	8,899

Investor Class
Shares Sold	23	238	118	1,235
Shares Issued in Reinvestment of Dividends and Distributions	1	11	—	—
Shares Redeemed	(53)	(552)	(53)	(585)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(29)	(303)	65	650

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(79)	$(932)	921	$9,549

*	Commenced operations on October 20, 2014.

24	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2016, two of the Fund’s shareholders of record owned 89% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended as of February 24, 2016, which enables it to participate in a $10 million secured committed revolving line of credit, with The Bank of New York Mellon which expires February 22, 2017. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.15% per annum. As of September 30, 2016, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Small Cap Fund	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Small Cap Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 23, 2016

26	Causeway International Small Cap Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2017. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2016, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.38%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2016, amounted to $27,992 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2016. In addition, for the fiscal year ended September 30, 2016, gross income derived from sources within foreign countries amounted to $335,110 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ”Ordinary Income Distributions” of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of ”Ordinary Income Distributions” that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Small Cap Fund	27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 55	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 54	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 55	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 50	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

28	Causeway International Small Cap Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 54	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 45	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway International Small Cap Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.
[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2016, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

30	Causeway International Small Cap Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 to September 30, 2016).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Small Cap Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Small Cap Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,053.10	1.30%	$6.69

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.55	1.30%	$6.58
Causeway International Small Cap Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,052.10	1.55%	$7.97

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.30	1.55%	$7.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period.)

32	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 8, 2016, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Small Cap Fund (the “Fund”) for a twelve-month period beginning September 20, 2016. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 27, 2016, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. Following that meeting, and in response to a supplemental information request, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 8, 2016 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended March 31, 2016, compared to the results of the MSCI ACWI ex U.S. Small Cap Index (Gross) (the “Index”) and the averages of the mutual funds included in the

Causeway International Small Cap Fund	33

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Morningstar Foreign Small/Mid-Value funds category of funds and the Morningstar Foreign Small/Mid-Blend category of funds. They noted that the Fund was moved from the Morningstar Foreign Small/Mid-Blend category to the Morningstar Foreign Small/Mid-Value category in early 2016. The Trustees noted that the Fund had underperformed the Index for the prior one-year period, but outperformed the Index for the since-inception period. In addition, they noted that the Institutional Class had outperformed the average of the funds in the Morningstar Foreign Small/Mid-Value category for the prior one-year and since-inception periods. They also noted that the Institutional Class had underperformed the average of the funds in the Morningstar Foreign Small/Mid-Blend category for the prior one-year period, but had outperformed the average for the since-inception period. The Trustees also reviewed performance of the Investor Class compared to the results of the Index and Morningstar categories, which was lower than Institutional Class performance due to the higher expense ratios of the Investor Class. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was nine basis points higher than the average and ten basis points higher than the median advisory fees charged by funds in the Morningstar Foreign Small/Mid-Value funds category. They noted that the expense ratio of the Institutional Class, after application of the Adviser’s expense limit agreement, was below the average of the funds in its Morningstar category and two basis points higher than the median of the funds in its category. They also noted that the expense ratio of the Investor Class, after application of the Adviser’s expense limit agreement, was 20 basis points higher than the average and 27 basis points higher than the median of the Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. They noted that the Adviser does not currently manage assets of other clients pursuant to its international small cap strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees noted that, although the separate account fee may be lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

34	Causeway International Small Cap Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2016, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability indicated that the Fund was not currently profitable. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser had incurred losses in managing the Fund and is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 27, 2016 and August 8, 2016 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 8, 2016 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2016.

Causeway International Small Cap Fund	35

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-010-0200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2016, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2016 and 2015 were as follows:

	2016	2015
(a) Audit Fees	$225,970	$218,680(2)
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$58,577	$42,300(3)
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.
(2)	Updated from $134,460 in Form N-CSR dated December 4, 2015.
(3)	Updated from $129,000 in Form N-CSR dated December 4, 2015.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2016, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $330,060 (updated from $162,980 in Form N-CSR dated December 4, 2015).

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2016

*	Print the name and title of each signing officer under his or her signature.